CONSENT FEE LETTER This Consent Fee Letter, dated as of October 7, 2021 (this “Consent Fee Letter”), with respect to that certain Indenture, dated as of July 15, 2019 (as such indenture has been supplemented and amended by the First Supplemental Indenture, dated as of November 3, 2020, the Second Supplemental Indenture, dated as of November 19, 2020 and the Third Supplemental Indenture, dated as of August 6, 2021, the “Existing Indenture” and the Existing Indenture, as it may from time to time be supplemented or amended by one or more additional indentures supplemental thereto entered into pursuant to the applicable provisions thereof, being hereinafter called the “Indenture”), by and among Aquestive Therapeutics, Inc. a Delaware corporation with an address at 30 Technology Drive, Warren, New Jersey 07059 (the “Company”), any Guarantor that becomes party thereto pursuant to Section 4.10 of the Existing Indenture, and U.S. Bank National Association, as trustee (the “Trustee”) and as collateral agent (the “Collateral Agent”), providing for the issuance of an aggregate principal amount of up to $104.0 million of 12.5% Senior Secured Notes due 2025 (the “Notes” or the “Securities”) is entered into by and among (i) the Company, (ii) each of the undersigned beneficial owners of Notes representing all of the principal amount of outstanding Notes (the “Holders”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Indenture. W I T N E S S E T H: WHEREAS, in exchange for the consent (the “Consent”) of each Holder, dated as of the date hereof (the “Effective Date”) and attached hereto as Exhibit A for the Trustee and Collateral Agent (on behalf of such Holders) to enter into a supplemental indenture (the “Fourth Supplemental Indenture”) to the Indenture, in order to, among other things, restructure the timing of the principal payments due under the Notes pursuant to Section 4.01(b) of the Existing Indenture and Section 1(d) of the Global Securities, the Company wishes to make periodic cash payments to the Holders as set forth in Annex I (the “Consent Fee”). NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows: Section 1. Consent Fee (a) The Company hereby agrees, in exchange for the Consent of each Holder, to pay to each Holder the Consent Fee in the amount of $52.42718447 per $1,000 principal amount of Notes beneficially owned by such Holder as of the date of this letter, payable in four installments as set forth in Annex I attached hereto, in the amount and on the payment date as indicated in the columns labeled “Payment Amount” and “Payment Date,” respectively, for each such installment and such Holder. For the avoidance of doubt, (i) payment of the Consent Fee described in this Consent Fee Letter shall be made to the Holders as set forth in Annex I, notwithstanding any future transfer, assignment, pledge, sale, conveyance or other disposition made after the Effective Date and (ii) the obligation of the Company to pay the Consent Fee to each Holder under this Consent Fee Letter shall be satisfied only by the payment in full of the Consent Fee to the Holders and shall survive any redemption, repayment, repurchase or defeasance of the Notes and/or the termination of the Indenture. (b) Notwithstanding anything to the contrary in this letter, the Company may, at its option, pay all or any portion of the Consent Fee to the Holders, on a pro rata basis, prior to any applicable “Payment Date” set forth in Annex I (and not through the Depository). (c) Payment to each Holder of the Consent Fee described in this Consent Fee Letter shall be made in U.S. Dollars and in immediately available funds, free and clear of, and without deduction for, any and all present or future applicable taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto (with appropriate gross-up for withholding taxes), directly to each Holder, pursuant to wire instructions as set forth in Annex I. Once paid, no Consent Fee will be refundable under any circumstances and will not be subject to counterclaim, set off or otherwise affected.

Section 2. Representations and Warranties of the Company On and as of the Effective Date, the Company hereby represents and warrants to each Holder as follows: (a) this Consent Fee Letter has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing; (b) no approval, consent, exemption, authorization or other action by, or notice to, or filing with, any governmental authority or any other Person is necessary or required in connection with the execution, delivery or performance by the Company of this Consent Fee Letter; (c) the execution, delivery and performance by the Company of this Consent Fee Letter do not (i) contravene the terms of the Company’s certificate of incorporation; (ii) violate or result in any breach or contravention of, or the creation of any Lien under, (A) any material indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument to which the Company is a party or by which it or any of its properties or assets is bound or to which it may be subject or (B) any order, injunction, writ or decree of any governmental authority or any arbitral award to which such entity or any of its properties or assets is subject; or (iii) violate any applicable law in any material respect; (d) the Holders comprise the “Holders” (as defined in the Indenture) or the beneficial owners of Notes representing all of the principal amount of outstanding Notes; and (e) no Defaults or Events of Default exist on the Effective Date (other than any potential Default or Event of Default which has been waived by the Waiver Agreement between the Company and the Holders, dated as of September 30, 2021). Section 3. Reference to and Effect on the Indenture and the Securities (a) Except as modified pursuant to the other documents, instruments and agreements executed and delivered in connection herewith, all of the terms and provisions of the Indenture and the Securities shall remain in full force and effect, the Company ratifies and confirms all of its obligations and liabilities under the Indenture and Securities, and no other changes or modifications to the Indenture or the Securities are intended or implied, and in all other respects the Indenture, the Securities and the obligations thereunder are hereby specifically ratified, restated and confirmed by the Company as of the Effective Date. The Company hereby agrees that this Consent Fee Letter shall in no manner affect or impair the obligations securing the payment and performance thereof. (b) Except as expressly set forth herein, the execution, delivery and effectiveness of this Consent Fee Letter shall not operate as a waiver of any right, power or remedy of the Holders or the Trustee under the Indenture or the Securities, nor constitute a waiver or amendment of any other provision of the Indenture or the Securities or for any purpose. (c) The Company and the Holders hereby acknowledge and agree that nothing contained in this Consent Fee Letter or any other documents amended and/or executed and delivered in connection herewith shall constitute a novation of the Indenture or the Securities as in effect prior to the Effective Date. (d) Solely as between the Company and the Holders, to the extent of conflict between the terms of this Consent Fee Letter and the Indenture or the Securities, the terms of this Consent Fee Letter shall control. Section 4. Execution in Counterparts The parties may sign any number of copies of this Consent Fee Letter. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Consent Fee Letter and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Consent Fee Letter as to the parties hereto and may be used in lieu of the original Consent Fee Letter for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

Section 5. Holder Authorization, Signatures On and as of the Effective Date, each Holder represents to the Company, as to itself only, that: (a) this Consent Fee Letter has been duly authorized, executed and delivered by such Holder and constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing; and (b) such Holder beneficially owns the principal amount of the Notes set forth opposite such Holder’s name under the column heading “Principal Amount of Notes” in Schedule 1 attached hereto and, if such Notes are owned through the book-entry system of The Depository Trust Company, then such Notes are held through The Depository Trust Company participant set forth opposite such Holder’s name under the column heading “Depository Trust Company Participant Name and Number” in Schedule 1 attached hereto (and if nothing is set forth opposite such Holder’s name under the column heading “Depository Trust Company Participant Name and Number” in Schedule 1 attached hereto then such Holder does not hold such Notes through the book-entry system of The Depository Trust Company) and (ii) each of the Trustee, the Collateral Agent, and the Company shall be entitled to rely on the foregoing representation and warranty. Section 6. Governing Law THIS CONSENT FEE LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). Section 7. Effect of Headings The Section headings herein are for convenience of reference only and shall not affect the construction thereof. Section 8. Notices All communications and notices hereunder shall be given as provided in the Indenture. Section 9. Further Assurances Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as either party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Consent Fee Letter and the consummation of the transactions contemplated thereunder, including, without limitation, to take any actions as may be required by The Depository Trust Company in connection with this Consent Fee Letter. Section 10. Concerning the Trustee and the Collateral Agent It is expressly acknowledged and agreed that the Trustee and the Collateral Agent are express third party beneficiaries of this Consent Fee Letter and entitled to rely on the representations, warranties, covenants and agreements contained hereunder. Notwithstanding the foregoing, in no event shall the Trustee nor the Collateral Agent be obligated to monitor any party’s compliance with the terms of this Consent Fee Letter (including the payment of the Consent Fee), and shall be entitled to conclusively rely on certificates, opinions and letters of direction delivered to it in accordance with the Indenture. Section 11. Miscellaneous This letter may not be assigned by the Company without the prior written consent of the Holders and any attempted assignment without such consent shall be null and void. This letter is intended to be solely for the benefit of the parties hereto, and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto. This letter may not be amended or any provision hereof waived or modified except by an instrument in writing signed by each of the parties hereto. [Signature pages follow.]

CHAR1\1837336v3 IN WITNESS WHEREOF, the undersigned have caused this Consent Fee Letter to be duly executed by their respective, duly authorized officers as of the date first above written. AQUESTIVE THERAPEUTICS, INC. By: Name: Title: [Signature Page to Consent Fee Letter] Keith J. Kendall Chief Executive Officer

MADRYN HEALTH PARTNERS (CAYMAN MASTER), LP By: MADRYN HEALTH ADVISORS, LP, its General Partner By: MADRYN HEALTH ADVISORS GP, LLC, its General Partner By: Name: Avinash Amin Title: Member MADRYN HEALTH PARTNERS, LP By: MADRYN HEALTH ADVISORS, LP, its General Partner By: MADRYN HEALTH ADVISORS GP, LLC, its General Partner By: Name: Avinash Amin Title: Member [Signature Page to Consent Fee Letter]

Morgan Stanley & Co. LLC NAME OF HOLDER By: Name: Brian McGowan Title: Managing Director [Signature Page to Consent Fee Letter]

Annex I Consent Fee Payment Date Holder Payment Amount May 15, 2022 Madryn Health Partners (Cayman Master), LP $276,618.93 Madryn Health Partners, LP $162,458.74 FFI Fund Ltd. $141,553.40 FYI Ltd. $31,456.31 Olifant Fund, Ltd. $23,592.23 Morgan Stanley & Co. LLC $39,320.39 August 15, 2022 Madryn Health Partners (Cayman Master), LP $276,618.93 Madryn Health Partners, LP $162,458.74 FFI Fund Ltd. $141,553.40 FYI Ltd. $31,456.31 Olifant Fund, Ltd. $23,592.23 Morgan Stanley & Co. LLC $39,320.39 November 15, 2022 Madryn Health Partners (Cayman Master), LP $276,618.93 Madryn Health Partners, LP $162,458.74 FFI Fund Ltd. $141,553.40 FYI Ltd. $31,456.31 Olifant Fund, Ltd. $23,592.23 Morgan Stanley & Co. LLC $39,320.39 February 15, 2023 Madryn Health Partners (Cayman Master), LP $276,618.93 Madryn Health Partners, LP $162,458.74 FFI Fund Ltd. $141,553.40 FYI Ltd. $31,456.31 Olifant Fund, Ltd. $23,592.23 Morgan Stanley & Co. LLC $39,320.39